AMENDED AND RESTATED

                               CODE OF REGULATIONS

                                       OF

                 THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                           (Effective March 15, 2002)



                            MEETINGS OF SHAREHOLDERS

Section 1.   Annual Meetings.
----------   ----------------

      The annual meeting of shareholders shall be held on such date and at such time as the Board of Directors may determine each year. Such meetings may be held within or without the State of Ohio at such time and place as the directors may determine.

Section 2.   Special Meetings.
----------   -----------------

      Special meetings of the shareholders may be called at any time by (i) the Chairman of the Board, (ii) the President, (iii) the Directors, by action at a meeting or a majority of the Directors acting without a meeting, or (iv) the holders of 25% or more of the outstanding shares entitled to vote thereat. Such meetings may be held within or without the State of Ohio at such time and place as may be specified in the notice thereof.

Section 3.   Notice of Meetings.
----------   -------------------

      Written notice of every annual or special meeting of the shareholders stating the time, place and purposes thereof shall be given to each shareholder entitled to notice as provided by law, not less than seven (7) nor more than sixty (60) days before the date of the meeting. Such notice may be given by or at the direction of the Chairman of the Board, the President or the Corporate Secretary. Except to the full extent that notice is legally permitted (now or hereafter) to be given by any other form of media, including any form of electronic or other communications, notice shall be given by personal delivery or by mail addressed to the shareholder at his last address as it appears on the records of the Corporation. Any shareholder may waive in writing notice of any meeting, either before or after the holding of such meeting, and, by attending any meeting without protesting the lack of proper notice, shall be deemed to have waived notice thereof.

Section 4.   Business Transacted at Meetings.
----------   --------------------------------

      Business transacted at any meeting of shareholders shall be for the purposes stated in the notice.

Section 5.   Quorum and Adjournments.
----------   ------------------------

      The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 6.   Required Vote; Inspectors.
----------   --------------------------

      (a) When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation a different vote is required in which case such express provision shall govern and control the decision of such question.

      (b) Inspectors of election may be appointed to act at any meeting of shareholders in accordance with Ohio law.

Section 7.   Voting Power of Shareholders.
----------   -----------------------------

      Every shareholder of record of the Corporation shall be entitled at each meeting of shareholders to one vote for each share of stock held by such shareholder according to the books of the Corporation as of the date of such vote or, if a record date is set by the Board of Directors, as of such record date.

Section 8.   Voting by Proxy.
----------   ----------------

      At any meeting of the shareholders, any shareholder may be represented and vote by a proxy or proxies appointed by an instrument in writing or by any other form of verifiable communication, including any form of electronic or other communications, to the full extent legally permitted (now or hereafter). In the event that any such instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument or verifiable communication revoking it or a duly executed proxy bearing a later date is filed with the Corporate Secretary of the Corporation.

Section 9.   Action by Shareholders Without a Meeting.
----------   -----------------------------------------

      Any action which may be taken by the vote of the shareholders at a meeting may be taken without a meeting if authorized by the written consent of the shareholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation provide that a greater proportion of written consents shall be required. Such written consent shall be filed with or entered upon the records of the Corporation.


                                    DIRECTORS

Section 10.   Authority of Directors.
-----------   -----------------------

      (a) The business of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Articles of Incorporation, or these Regulations directed or required to be exercised or done by the shareholders.

      (b) Any action required or permitted to be taken at a meeting of the Board of Directors or any committee of the Board of Directors may be taken without a meeting if, prior or subsequent to such action, all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and such written consents are filed with the Corporate Secretary of the Corporation.

Section 11.   Number; Qualifications.
-----------   -----------------------

      The number of Directors shall be not less than three (3) and not more than five (5) (plus any Directors separately elected by the holders of any class of stock other than the Common Stock as provided in the Articles of Incorporation as amended from time to time). The number of Directors may be determined (a) by the vote of the holders of a majority of the shares entitled to vote thereon at any annual meeting or special meeting called for the purpose of electing Directors or (b) by action of the Board of Directors at a meeting by the vote of a majority of the Directors in office at the time or in a writing signed by all the Directors in office at the time. When so fixed, such number shall continue to be the authorized number of Directors until changed by the shareholders or Directors in the manner described above. Any increase in the number of Directors shall be deemed to create a vacancy or vacancies which may be filled as provided in Section 14. A reduction in the number of Directors shall not be applied to remove any Director from office prior to the expiration of his term. Directors need not be shareholders of the Corporation.

Section 12.   Election of Directors.
-----------   ----------------------

      At each meeting of the shareholders for the election of Directors, the persons receiving the greatest number of votes shall be the Directors. Such elections shall be by ballot whenever requested by any person entitled to vote at such meeting; but unless so requested, such election may be conducted in any way approved at such meeting.

Section 13.   Term of Office; Removal; Resignations.
-----------   --------------------------------------

      (a)  Directors   shall  hold  office  until  the  annual  meeting  of  the
shareholders next following their election and until their respective successors are elected, or until their earlier resignation, death or removal from office.

      (b) Any Director or the entire Board of Directors may be removed upon the affirmative vote of the holders of a majority of the voting power of the Corporation.

      (c) Any Director may resign at any time by giving written notice of his resignation to the President or Corporate Secretary. Any resignation will be effective upon actual receipt by such person or, if later, as of the date and time specified in such written notice.

Section 14.   Vacancies.
-----------   ----------

      Vacancies, including those caused by an increase in the number of Directors, may be filled by a majority of the remaining Directors though less than a quorum. When one or more Directors shall give notice of his or their resignation to the Board, effective at a future date, the Board shall have the power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each Director so appointed to hold office during the remainder of the term of office of the resigning Director or Directors. Whenever any vacancy shall occur among the Directors, the remaining Directors shall constitute the Directors of the Corporation until such vacancy is filled or until the number of Directors is changed as in Section 11 hereof.


                       MEETINGS OF THE BOARD OF DIRECTORS

Section 15.   Organizational Meeting.
-----------   -----------------------

      Immediately after each annual meeting of the shareholders at which Directors are elected, or each special meeting held in lieu thereof, the newly elected Directors, if a quorum thereof is present, shall hold an organizational meeting at the same place or at such other time and place as may be fixed by the shareholders at such meeting, for the purpose of electing officers and transacting any other business. Notice of such meeting need not be given. If for any reason such organizational meeting is not held at such time, a special meeting of the Directors for such purpose shall be held as soon thereafter as practicable.

Section 16.   Regular Meetings.
-----------   -----------------

      Regular meetings of the Directors may be held without notice at such times and places within or without the State of Ohio as shall be determined by the Directors from time to time.

Section 17.   Special Meetings.
-----------   -----------------

      Special meetings of the Directors may be held at any time within or without the State of Ohio upon call by the Chairman of the Board, the President, or the Corporate Secretary upon the written request of two Directors. Notice of each such meeting shall be given to each Director by letter, facsimile, telegram, telephone, or in person not less than forty-eight (48) hours prior to such meeting. Notices sent by mail shall be sent postage prepaid and shall be addressed to each Director at his address as it appears upon the records of the Corporation. Notice by mail shall be deemed to be given at the time when the notice is deposited in the mail, and notice by facsimile or telegram shall be deemed to be given at the time when confirmation of successful transmission is received. Such notice may be waived in writing by Directors either before or after the meeting, and such written waivers shall be filed with or entered upon the records of the meeting. The attendance of any Director at any such meeting without protesting the lack of proper notice, prior to or at the commencement of the meeting, shall be deemed to be a waiver by the Director of notice of the meeting. Unless otherwise limited in the notice thereof, any business may be transacted at any organizational, regular or special meeting.

Section  18.   Quorum and Adjournments; Participation by Communications
------------   --------------------------------------------------------
               Equipment.
               ----------

      (a) A majority of the Directors, at a meeting duly called and held, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation. Any action required or permitted to be taken at a meeting of the Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors entitled to vote with respect to the subject matter thereof. Any meeting duly called, whether or not a quorum is present, may, by vote of a majority of the Directors present, be adjourned from time to time and place to place within or without the State of Ohio, in which case no further notice of the adjourned meeting need be given.

      (b) Meetings of the Board of Directors or of any committee of the Board of Directors may be held through any means of communications equipment if all persons participating can hear each other, and such participation will constitute presence in person at such meeting.

Section 19.   Committees.
-----------   -----------

      The Board of Directors may, by resolution passed by a majority of the Directors, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board when required.

Section 20.   Compensation.
-----------   -------------

      The Directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors. The sums may be different for different Directors, and the sum shall be established by resolution of the Board of Directors and may be changed from time to time by resolution. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                               EXECUTIVE COMMITTEE

Section 21.   Executive Committee
-----------   -------------------

      The Board of Directors at any time may elect from its members an Executive Committee which shall consist of not less than three (3) members. Each member of such Committee shall hold office during the pleasure of the Board and may be removed by a majority vote of the whole Board at any time with or without cause. Vacancies occurring in the Committee may be filled by the Board. The Committee shall prescribe its own rules for calling and holding meetings, and for transacting business, subject, however, to any rules prescribed by the Board of Directors, and the Committee shall keep minutes of its actions. Action by the Committee may be taken at meetings thereof attended by not less than a majority thereof, or without a meeting by instrument in writing signed by not less than a majority of the members. Except as the Committee's powers and duties may be limited or otherwise prescribed by the Board of Directors, the Committee, during the intervals between the meetings of the Board, shall possess and may exercise all of the powers and authority of the Board of Directors, however conferred, provided, however, that the Committee shall not be empowered to elect the officers (other than Assistant Secretaries and Assistant Treasurers) or to fill vacancies in the Board of Directors or in the Executive Committee. Subject to such exceptions, persons dealing with the Corporation shall be entitled to rely upon any action of the Committee with the same force and effect as though such action had been taken by the Board of Directors.


                                    OFFICERS

Section 22.   Generally.
-----------   ----------

      The Corporation may have a Chairman, elected by the directors from among their number, and shall have a President, a Corporate Secretary and a Treasurer. The Corporation may also have one or more Vice Chairmen, Vice Presidents, Senior Vice Presidents and such other officers and assistant officers as the Board of

Directors may deem appropriate. If the Board of Directors so desires, it may elect a Chief Executive Officer to manage the affairs of the Corporation, subject to the direction and control of the Board of Directors. All of the officers shall be elected by the Board of Directors. Notwithstanding the foregoing, by specific action, the Board of Directors may authorize the Chairman or the President to appoint any person to any office other than Chairman, President, Corporate Secretary, or Treasurer. Any number of offices may be held by the same person, and no two offices must be held by the same person. Any of the offices may be left vacant from time to time as the Board of Directors may determine. In case of the absence or disability of any officer of the Corporation or for any other reason deemed sufficient by a majority of the Board of Directors, the Board of Directors may delegate the absent or disabled officer's powers or duties to any other officer or to any director.

Section 23.  Authority and Duties of Officers.
-----------  ---------------------------------

      The officers of the Corporation shall have such authority and shall perform such duties as are customarily incident to their respective offices, or as may be specified from time to time by the Board of Directors, the Chairman or the President regardless of whether such authority and duties are customarily incident to such office.

Section 24. Compensation.
----------- ------------

      The compensation of all officers and agents of the Corporation who are also members of the Board of Directors of the Corporation will be fixed by the Board of Directors or by a committee of the Board of Directors. The Board of Directors may fix, or delegate the power to fix, the compensation of the other officers and agents of the Corporation to the Chief Executive Officer or any other officer of the Corporation.

Section 25.    Succession.
----------     ----------

      The officers of the Corporation will hold office until their successors are elected. Any officer may be removed at any time by the affirmative vote of a majority of the whole Board. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors or by the Chairman or President as provided in Regulation 22.

Section 26.   Delegation of Duties.
-----------   ---------------------

      The Directors are authorized to delegate the duties of any officers to any other officer and generally to control the action of the officers and to require the performance of duties in addition to those mentioned herein.

Section 27.   Signing Checks and Other Instruments.
-----------   -------------------------------------

      The Directors are authorized to determine or provide the method of determining how checks, notes, bills or exchange and similar instruments shall be signed, countersigned or endorsed.

                              CERTIFICATES OF STOCK

Section 28.   Contents of Certificates.
-----------   -------------------------

      Every shareholder shall be entitled to one or more certificates, signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Corporate Secretary, or an Assistant Corporate Secretary of the Corporation, certifying the number and class of shares owned by him in the Corporation. If the Corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate a full or summary statement of the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, or the certificate shall have a statement that the Corporation will furnish such information to any shareholders upon request and without charge. If the Corporation shall be authorized to issue only special stock, such certificate shall set forth in full or summarize the rights of the holders of such stock.

Section  29.   Countersignature of Authentication by Transfer Agents or
-------  ---   --------------------------------------------------------
               Registrars.
               ----------

      Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or registrar, then a facsimile of the signatures of such officers of the Corporation may be engraved, stamped, or printed upon such certificate in lieu of the actual signatures. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be an officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of such Corporation.


                                LOST CERTIFICATES

Section 30.   Replacement of Lost Certificates.

      The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                                TRANSFER OF STOCK

Section 31.   Transfer of Stock.
-----------   ------------------

      Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on its books.


                  RECORD DATES AND CLOSING OF TRANSFER BOOKS

Section 32.   Record Dates and Closing of Transfer Books.
-----------   -------------------------------------------

      The Board of Directors may fix a time not exceeding sixty (60) days preceding the date of any meeting of shareholders or the date fixed for the payment of any dividend or distribution or the date for the allotment of rights as the record date for the determination of the shareholders entitled to notice of or to vote at any such meeting or entitled to receive payment of any such dividend, distribution or allotment of rights, and in such case only shareholders of record on the date so fixed shall be entitled to notice of or to vote at such meeting or to receive payment of such dividend, distribution or allotment of rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date so fixed. The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of the period between such record date and the date of the event in respect for which such record date was fixed.


                             REGISTERED SHAREHOLDERS

Section 33.   Recognition of Record Ownership.
-----------   --------------------------------

      The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Ohio.

                               GENERAL PROVISIONS

                                    DIVIDENDS

Section 34.   Payment of Dividends.
-----------   ---------------------

      The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation and the Directors may modify or abolish any such reserves in the manner in which it was created.


                                   FISCAL YEAR

Section 35.   Fiscal Year.
-----------   ------------

      The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.


                                      SEAL

Section 36.   Corporate Seal.
-----------   ---------------

      The corporate seal of the Corporation shall be of such design, and shall contain such words, as may be prescribed by the Directors.


                          TRANSFER AGENT AND REGISTRAR

Section 37.   Transfer Agent; Registrar.
-----------   --------------------------

      The Corporation may open transfer books in any state of the United States or in any foreign country for the purpose of transferring securities issued by it, and it may employ an agent or agents to keep the records of its securities to transfer or to register securities or both, in Ohio or in other states or in a foreign country, or both, and the acts of such agents shall be binding on the Corporation. The duties and liabilities of such agent or agents shall be such as may be agreed to by the Corporation. If no such transfer agent is appointed to act in Ohio in respect to its shares, the Corporation shall keep an office in

Ohio at which shares shall be transferable, and at which it shall keep books in which shall be recorded the names and addresses of all shareholders and all transfers of shares.


                   PROVISIONS IN ARTICLES OF INCORPORATION

Section 38.   Governance By Articles of Incorporation.
-----------   ----------------------------------------

      These Regulations are at all times subject to the provisions of the Articles of Incorporation of the Corporation (including in such term whenever used in these Regulations, amendments thereto), and in case of any conflict between any provision herein and in the Articles of Incorporation, the provisions in the Articles of Incorporation shall be deemed to govern.


                                   AMENDMENTS

Section 39.  Procedure for Amendments.
-----------  -------------------------

      These Regulations may be altered, changed or amended in any respect or superseded by new Regulations in whole or in part, by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power of the Corporation at an annual or special meeting called for such purpose or without a meeting by the written consent of the holders of record of shares entitling them to exercise a majority of the voting power of the Corporation. In case of adoption of any Regulation or amendment by such written consent, the Corporate Secretary shall enter the same in the corporate records and mail a copy thereof to each shareholder who would have been entitled to vote thereon and did not participate in the adoption thereof.


                          INDEMNIFICATION AND INSURANCE

Section 40.   Indemnification.
-----------   ----------------

      The Corporation shall indemnify, to the full extent then permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a member of the Board of Directors or an officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall indemnify such person against expenses, including attorney's fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him by reason of the fact that he is or was such person to the full extent to which the Corporation is empowered or authorized to indemnify any person under the Ohio General Corporation Law as now in effect or as amended from time to time. The Corporation shall pay, to the full extent then permitted by law, expenses, including attorney's fees, incurred by a member of the Board of Directors in defending any such action, suit or proceeding as they are incurred, in advance of the final disposition thereof, and may pay, in the same manner and to the full extent then permitted by law, such expenses incurred by any other person.

      The indemnification and payment of expenses provided hereby shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under any law, the Articles of Incorporation, any agreement, vote of shareholders or disinterested members of the Board of Directors, or otherwise, both as to action in official capacities and as to action in another capacity while he or she is a member of the Board of Directors, or an officer, employee or agent of the Corporation, and shall continue as to a person who has ceased to be a member of the Board of Directors, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 41.   Insurance.
-----------   ----------

      The Corporation may, to the full extent then permitted by law and authorized by the Board of Directors, purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit or self-insurance, on behalf of or for any persons described in Section 40 against any liability asserted against and incurred by any such person in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such liability. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.


                              EMERGENCY REGULATIONS

Section 42.   Emergency Regulations.
-----------   ----------------------

      The Board of Directors may adopt, at any meeting, either before or during "an emergency" as that term is defined in Section 1701.01 of the Ohio Revised Code, emergency regulations to be operative during, but only during, an emergency. The emergency regulations may contain any provisions which may be made by emergency regulations as provided in Section 1701.111 of the Ohio Revised Code.

      I, the undersigned, being Corporate Secretary of The Cleveland Electric Illuminating Company, do hereby certify the foregoing to be the Regulations of said Corporation, as adopted in an action in writing of the shareholders dated the 15th day of March, 2002.




                                          ------------------------------------
                                          Nancy C. Ashcom
                                          Corporate Secretary